The Jensen Portfolio – J Shares

January 9, 2004

Supplement to the Prospectus
dated July 30, 2003

We are pleased to announce that Eric H. Schoenstein, Director of Business Analysis for Jensen Investment Management, Inc., has joined the investment adviser’s investment committee, which is responsible for all of the investment decisions for The Jensen Portfolio (the “Fund”). Mr. Schoenstein joined the team concurrent with the resignation and retirement from the investment adviser of David S. Davies, a member of the investment team and a Principal of the investment adviser since January 2000.

Furthermore, please note that at a Board of Directors meeting held January 6, 2004, it was announced that Val E. Jensen, chairman and one of six owners of Jensen Investment Management, Inc., plans to retire effective January 29, 2004. Simultaneous with his retirement, Mr. Jensen will be selling his ownership interest in the adviser back to the Jensen Investment Management, Inc. As a result of the anticipated change of control in the adviser, the Investment Advisory Agreement under which Jensen Investment Management, Inc. serves as the Fund’s investment adviser, will automatically terminate. The Fund’s Board of Directors approved an Interim Investment Advisory Agreement under which Jensen Investment Management, Inc. will continue to serve as the Fund’s investment adviser until a new Investment Advisory Agreement has been approved by the Fund’s shareholders. A special shareholder meeting has been tentatively scheduled for March 24, 2004. Proxy statements are expected to be mailed to shareholders by the end of January 2004.

The prospectus is amended as follows:

Under the subheading “Management of the Fund – Investment Adviser”, please note the above changes to the members of the investment committee as reflected in the second paragraph.

In addition, please add the following paragraph and delete the sixth paragraph that includes the biographical information for David S. Davies:

Eric H. Schoenstein was appointed Director of Business Analysis of the investment adviser in September 2002. Mr. Schoenstein has over 15 years of accounting and investment management experience. He spent nearly 14 years with Arthur Andersen LLP, most recently as a Senior Audit Manager, providing a wide variety of services to clients in both the public and private sectors, primarily in the manufacturing, transportation and wholesale and retail distribution industries.

The Jensen Portfolio – R Shares

January 9, 2004

Supplement to the Prospectus
dated July 30, 2003

We are pleased to announce that Eric H. Schoenstein, Director of Business Analysis for Jensen Investment Management, Inc., has joined the investment adviser’s investment committee, which is responsible for all of the investment decisions for The Jensen Portfolio (the “Fund”). Mr. Schoenstein joined the team concurrent with the resignation and retirement from the investment adviser of David S. Davies, a member of the investment team and a Principal of the investment adviser since January 2000.

Furthermore, please note that at a Board of Directors meeting held January 6, 2004, it was announced that Val E. Jensen, chairman and one of six owners of Jensen Investment Management, Inc., plans to retire effective January 29, 2004. Simultaneous with his retirement, Mr. Jensen will be selling his ownership interest in the adviser back to the Jensen Investment Management, Inc. As a result of the anticipated change of control in the adviser, the Investment Advisory Agreement under which Jensen Investment Management, Inc. serves as the Fund’s investment adviser, will automatically terminate. The Fund’s Board of Directors approved an Interim Investment Advisory Agreement under which Jensen Investment Management, Inc. will continue to serve as the Fund’s investment adviser until a new Investment Advisory Agreement has been approved by the Fund’s shareholders. A special shareholder meeting has been tentatively scheduled for March 24, 2004. Proxy statements are expected to be mailed to shareholders by the end of January 2004.

The prospectus is amended as follows:

Under the subheading “Management of the Fund – Investment Adviser”, please note the above changes to the members of the investment committee as reflected in the second paragraph.

In addition, please add the following paragraph and delete the sixth paragraph that includes the biographical information for David S. Davies:

Eric H. Schoenstein was appointed Director of Business Analysis of the investment adviser in September 2002. Mr. Schoenstein has over 15 years of accounting and investment management experience. He spent nearly 14 years with Arthur Andersen LLP, most recently as a Senior Audit Manager, providing a wide variety of services to clients in both the public and private sectors, primarily in the manufacturing, transportation and wholesale and retail distribution industries.

The Jensen Portfolio – I Shares

January 9, 2004

Supplement to the Prospectus
dated July 30, 2003

We are pleased to announce that Eric H. Schoenstein, Director of Business Analysis for Jensen Investment Management, Inc., has joined the investment adviser’s investment committee, which is responsible for all of the investment decisions for The Jensen Portfolio (the “Fund”). Mr. Schoenstein joined the team concurrent with the resignation and retirement from the investment adviser of David S. Davies, a member of the investment team and a Principal of the investment adviser since January 2000.

Furthermore, please note that at a Board of Directors meeting held January 6, 2004, it was announced that Val E. Jensen, chairman and one of six owners of Jensen Investment Management, Inc., plans to retire effective January 29, 2004. Simultaneous with his retirement, Mr. Jensen will be selling his ownership interest in the adviser back to the Jensen Investment Management, Inc. As a result of the anticipated change of control in the adviser, the Investment Advisory Agreement under which Jensen Investment Management, Inc. serves as the Fund’s investment adviser, will automatically terminate. The Fund’s Board of Directors approved an Interim Investment Advisory Agreement under which Jensen Investment Management, Inc. will continue to serve as the Fund’s investment adviser until a new Investment Advisory Agreement has been approved by the Fund’s shareholders. A special shareholder meeting has been tentatively scheduled for March 24, 2004. Proxy statements are expected to be mailed to shareholders by the end of January 2004.

The prospectus is amended as follows:

Under the subheading “Management of the Fund – Investment Adviser”, please note the above changes to the members of the investment committee as reflected in the second paragraph.

In addition, please add the following paragraph and delete the sixth paragraph that includes the biographical information for David S. Davies:

Eric H. Schoenstein was appointed Director of Business Analysis of the investment adviser in September 2002. Mr. Schoenstein has over 15 years of accounting and investment management experience. He spent nearly 14 years with Arthur Andersen LLP, most recently as a Senior Audit Manager, providing a wide variety of services to clients in both the public and private sectors, primarily in the manufacturing, transportation and wholesale and retail distribution industries.

STATEMENT OF
ADDITIONAL INFORMATION
July 30, 2003,

As supplemented January 9, 2004

THE JENSEN PORTFOLIO, INC.
2130 Pacwest Center
1211 SW Fifth Avenue
Portland, Oregon 97204-3721
800-992-4144
www.jenseninvestment.com

This Statement of Additional Information (“SAI”) provides general information about The Jensen Portfolio, Inc. (the “Fund”). This SAI is not a Prospectus. The Fund offers its shares through separate Prospectuses for each of its Class J, Class I, and Class R shares each dated July 30, 2003 and should be read in conjunction with the applicable Prospectus. The Prospectuses are available upon request without charge by writing the Fund c/o U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, Milwaukee, WI 53202 or calling 1-800-992-4144.

The Fund’s most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated into this Statement of Additional Information by reference to the Fund’s 2003 Annual Report as filed with the Securities and Exchange Commission.

DESCRIPTION OF THE FUND

History and Classification

The Jensen Portfolio, Inc. (the “Fund”) is a no-load mutual fund that is an open-end, nondiversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as an Oregon corporation on April 17, 1992 and commenced operations on August 3, 1992. Prior to that date, the Fund had no operations other than organizational matters.

The Fund is designed to provide individuals and trusts, pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, and corporations with access to the professional investment management services offered by Jensen Investment Management, Inc., which serves as the investment adviser (the “Adviser”) to the Fund.

In accordance with a Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, the Fund offers three classes of shares for investors—Class J, Class R and Class I shares. Class J is the class of shares comprising the original Jensen Fund. Class J is available to retail investors and assesses a distribution and shareholder-servicing fee of up to 0.25%. Class R is available to defined contribution plans and other retirement plans and assesses a distribution and shareholder-servicing fee of up to 0.50%. Class I is available to institutions and individuals willing to make a significant initial investment and assesses up to a 0.10% fee for shareholder services and is not subject to any distribution fees. More information regarding the Rule 12b-1 Plan and Shareholder Servicing Plan can be found under the sub-heading “Distribution and Shareholder Servicing Plans.”

See “Management of the Fund” and “Investment Advisory and Other Services” in this Statement of Additional Information for more information about the Adviser.

Investment Strategies and Risks

The Fund’s principal investment objective is long-term capital appreciation.

The prospectus discusses the types of securities in which the Fund will invest, and describes the Fund’s investment objectives and strategies. See “Investment Objective, Principal Investment Strategies and Primary Risks” in the prospectus. This Statement of Additional Information contains information supplemental to the prospectus concerning the techniques and operations of the Fund, the securities the Fund will invest in, and the policies the Fund will follow.

Commercial Paper Ratings

Moody’s and S&P are private services that provide ratings of the credit quality of commercial paper. A description of the ratings assigned to commercial paper by Moody’s and S&P are included as Appendix A to this Statement of Additional Information. The Fund may purchase commercial paper that is rated P-1 by Moody’s or A-1 by S&P and demand notes issued by companies whose commercial paper receives such ratings.

ADRs

The Fund may invest in certain foreign securities, directly and by purchasing American Depositary Receipts (“ADRs”). In addition, the Fund invests in domestic companies that engage in substantial foreign business. Some of the risk factors associated with such investments are described in the prospectus under “Primary Risks—International Risks, Foreign Securities and ADRs.” This information supplements the information about ADRs contained in the prospectus.

Generally, ADRs are denominated in United States dollars and are publicly traded on exchanges or over-the-counter in the United States. ADRs are receipts issued by domestic banks or trust companies evidencing the deposit of a security of a foreign issuer.

ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Fund will acquire only ADRs issued in sponsored programs.

Fundamental Investment Restrictions

The Fund has adopted the fundamental investment restrictions set forth below. These restrictions may not be changed without the approval of the shareholders. Any change must be approved by the lesser of:

(1)	67% or more of the Fund’s shares present at a shareholder meeting if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy, or

(2)	more than 50% of the Fund’s outstanding shares.

In accordance with these restrictions, the Fund may not:

1.	At the close of any fiscal quarter, have less than 50% of its total assets represented by:

(i)	cash and cash equivalents permitted by Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and government securities; and

(ii)
other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

Compliance with the Fund’s policy limiting to 5% the amount of assets that may be invested in any one issuer is measured at the close of each fiscal quarter. The percentage of Fund assets in any one issuer could amount to more than 5% due to market appreciation of the Fund’s investment. Changes to valuations between measurement dates will not necessarily affect compliance with this policy. The Fund’s investment in any one issuer will not, however, exceed 25% of the value of the Fund’s total assets at the close of any fiscal quarter.

2.
Concentrate its investments in any one industry if, as a result, 25% or more of the Fund’s assets will be invested in such industry. This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.

3.	Borrow money, except as permitted under the 1940 Act.

4.	Purchase securities on margin, except such short-term credits as are standard in the industry for the clearance of transactions.

5.	Make short sales of securities or maintain a short position.

6.	Lend portfolio securities.

7.
Make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in: (a) publicly traded debt securities; (b) commercial paper; and (c) demand notes, even though the investment in such obligations may be deemed to be the making of loans.

8.
Invest in, or engage in transactions involving, real estate or real estate mortgage loans; commodities or commodities contracts, including futures contracts; oil, gas or other mineral exploration or development programs, or option contracts.

9.	Invest in any security that would expose the Fund to unlimited liability.

10.	Underwrite the securities of other issuers, or invest in restricted or illiquid securities.

11.	Invest in securities of other investment companies, except as permitted under the 1940 Act.

12.	Issue any senior securities.

13.
Change the investment policies set forth in the Fund’s then current prospectus and Statement of Additional Information, unless at least 30 days’ prior written notice is provided to each shareholder describing each policy change and the reasons for the change.

Portfolio Turnover

The Fund purchases portfolio securities with the expectation of holding them for long-term appreciation. The Fund will not sell its position in a portfolio company unless the Adviser determines that:

•     the portfolio company should be replaced with another qualifying security that has a higher opportunity to achieve the Fund’s objective (as further described in the Fund’s prospectus) or

•    the issuer of the security no longer meets one or more of the investment criteria specified in the Fund’s prospectus.

However, if such failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may retain the investment. Accordingly, the Fund does not expect its annual portfolio turnover generally to exceed 25%. The turnover rate could, however, be significantly higher or lower depending on the performance of the portfolio companies, the number of shares of the Fund that are redeemed, or other external factors outside the control of the Fund and the Adviser.

In computing the portfolio turnover rate, all securities whose maturity or expiration dates at the time of acquisition was one year or less are excluded. The turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

The annual portfolio turnover rates for the past two fiscal years are as follows:

Year Ended May 31,

2003	2002

7.22%	0.78%

MANAGEMENT OF THE FUND

Directors and Officers
The Fund is managed under the supervision of its Board of Directors, which consists of six individuals, four of whom are not “interested” persons of the Fund or the Adviser as that term is defined under the 1940 Act (“Independent Directors”). In addition to these six directors, the Board of Directors also includes an individual who serves as a director emeritus to the Fund. In his capacity as director emeritus, this individual is not entitled to vote on matters that come before the Board of Directors and receives no compensation from the Fund or the Adviser. The Board of Directors is responsible for the overall management of the Fund, including the general supervision and review of the Fund’s investment policies and activities. The Board of Directors elects the officers who conduct the day-to-day business of the Fund. The directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the state of Oregon in this capacity.

The directors and officers of the Fund are listed below, together with information about their principal business occupations during at least the last five years:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Norman W. Achen, J.D. Age: 82 2842 Luciernaga St. Carlsbad, CA 92009	Independent Director	Indefinite Term; Served since inception.	President of N.W. Achen Professional Corporation (1980 – present); Chairman and CEO of International Medical Devices Partners, Inc., (1998 – 2001).	1	Director of Brentwood Biomedical Research Institute (1998 – present); Director of a clinical research administrator at V.A. Hospital in Los Angeles, CA (2002 – present).

Roger A. Cooke, J.D. Age: 55 The Jensen Portfolio, Inc. 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	Independent Director	Indefinite Term; 4 years served.	Vice President – Regulatory and Legal Affairs of Precision Castparts Corp., an investment casting and forging company, (2000 – present); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold, C.P.A. (Retired) Age: 56 The Jensen Portfolio, Inc. 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	Independent Director	Indefinite Term; 2 years served.	Senior Director of Financial Planning of Nike, Inc. (2001 – 2002); Global Brand Controller for Nike, Inc., a footware and apparel company, (1996, 1997, 2000 – 2001); CFO (interim) for Nike, Inc. (1998 - 1999).	1	Director for StoriedLearning, Inc. (2000 – present); Director, St. Mary’s Academy, a non-profit high school (2000 – present); Director of Will Vinton Studios, an animation studio (2002 – Present)..

Louis B. Perry, Ph. D Age: 85 1585 Gray Lynn Dr. Walla Walla, WA 99362	Director Emeritus	Indefinite Term; Served since inception (at times as Independent Director )	Retired	1	None

Thomas L. Thomsen, Jr. Age: 59 The Jensen Portfolio, Inc. 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002-Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2002) of Columbia Management Company, investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors

Val E. Jensen* Age: 74 Jensen Investment Management, Inc. 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Chairman and Director of Jensen Investment Management, Inc., (1988 – present).	1	None

Gary W. Hibler, Ph.D.* Age: 59 Jensen Investment Management 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	Director, President and Treasurer	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as President since March 2002.	President and Director of Jensen Investment Management Inc. (1994 – present).	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Officers of the Fund

Gary Hibler SEE ABOVE.

Val Jensen SEE ABOVE.

Robert F. Zagunis* Age: 50 Jensen Investment Management, Inc. 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	Vice President	1-Year term; Served since inception.	Vice President and Director of Jensen Investment Management, Inc. (1993 – present).	N/A	N/A

Robert G. Millen* Age: 56 Jensen Investment Management, Inc. 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	Secretary	1-Year term; Served since 2000	Vice President and Director of Jensen Investment Management, Inc., (2000 – present); Vice President of Principal Financial Group, an insurance company (1997 – 2000).	N/A	N/A

*This individual is an “interested person” of the Fund within the meaning of the 1940 Act.

** Each director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a director resigns, retires or is removed in accordance with the Bylaws of the Fund.

Compensation

The Fund does not compensate directors who are officers or employees of Jensen Investment Management, Inc. During the fiscal year ending May 31, 2004, the independent directors are expected to receive an annual retainer of $14,000 from the Fund, plus a fee of $2,000 for each meeting attended in person. They are also reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Fund does not offer any retirement benefits for the directors. The Board holds regular quarterly meetings. During the fiscal year ended May 31, 2003, the then current directors received the following compensation from the Fund:

For the fiscal year ended May 31, 2003, the audit committee chairperson was paid a fee of $1,000 for each meeting attended in person. Members of the audit committee was paid a fee of $500 for each meeting attended in person.

Name of Person	Total Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement

Norman W. Achen	$13,200	None	None

Roger A. Cooke	$12,700	None	None

Robert E. Harold	$12,700	None	None

Louis B. Perry (1)	$3,017	None	None

Thomas L. Thomsen, Jr. (2)	None	None	None

Gary W. Hibler	None	None	None

Val E. Jensen	None	None	None

Robert F. Zagunis	None	None	None

Robert G. Millen	None	None	None

(1) Dr. Louis B. Perry served as a director emeritus of the Fund from June 1, 2002 to May 12, 2003 and received no fees for his service during that time. He was appointed as a director of the Fund on May 12, 2003 and served in such capacity until his retirement in December 2003, at which time he again assumed the position of director emeritus of the Fund.

(2) Mr. Thomas L. Thomsen, Jr. was appointed director of the Fund in December 2003.

Board Committees

Audit Committee
The Fund has an Audit Committee, which is comprised of the Independent Directors. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence. The Audit Committee meets once a year, and if necessary, more frequently. The Audit Committee last met during the Board meeting in September 2003.

Nominating Committee
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the Directors as is considered necessary from time to time and meets only as necessary. The Nominating Committee met twice during the fiscal year ended May 31, 2003, once in February 2003 and another time in May 2003, to consider the nomination of two new directors to fill a vacancy on the Fund’s Board of Directors, at which time Louis B. Perry was elected. In December 2003, the Nominating Committee met to consider the nomination of a new director, at which time Thomas L. Thomsen, Jr. was elected and Louis B. Perry resigned his position as an Independent Director and was named a Director Emeritus. The Nominating Committee is comprised of all the Independent Directors as follows: Mr. Norman W. Achen, Mr. Roger A. Cooke, Mr. Robert E. Harold and Mr. Thomas L. Thomsen, Jr. There are no policies in place regarding nominees recommended by shareholders.

Director Ownership of Fund Shares
    The following table shows the dollar range of shares beneficially owned by each director in the Fund as of December 31, 2003:

Interested Directors:

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund

Gary W. Hibler	Over $100,000
Val Jensen	Over $100,000

Independent Directors/Director Emeritus :

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund

Norman W. Achen	Over $100,000
Roger A. Cooke	Over $100,000
Robert E. Harold	Over $100,000
Thomas L. Thomsen, Jr.	Over $100,000
Louis B. Perry (Director Emeritus)	Over $100,000

As of December 31, 2003, none of the Independent Directors, Director Emeritus or members of their immediate families owned any securities of the Adviser, the Distributor or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor. During the two most recently completed calendar years, none of the Independent Directors, Director Emeritus or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $60,000.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control Persons

As of December 31, 2003, officers and directors, as a group, owned of record or beneficially less than 1% of the Fund. As of December 31, 2003, there were no control persons of the Fund. The term “control” means:

•    the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company;

•    the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or

•    a final adjudication under section 2(a)(9) of the 1940 Act that control exists.

Principal Shareholders

As of December 31, 2003, the following shareholders owned of record or beneficially more than 5 percent of the Fund’s outstanding shares:

Name and Address	Shares	% Ownership	Type of Ownership

Charles Schwab & Co. Inc. Reinvest Account Special Custody Account for Benefit of Cust. Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	36,678,717	49.36%	Record

National Financial Services LLC CUST. FBO. Its Customers Attn. Mutual Funds Dept. 5 th Fl One World Financial Center 200 Liberty St. New York, NY 10281-1003	13,166,607	17.72%	Record

Pershing LLC Attn. Wing Liang Mutual Fund Trading Manager P.O Box 2052 Jersey City, NJ 07303-2052	7,180,505	9.66%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Jensen Investment Management, Inc., the investment adviser to the Fund since its inception in 1992, is currently operating under an Amended and Restated Agreement dated August 1, 2001, which was last reapproved on July 14, 2003. Under the advisory agreement, the Adviser is responsible for the overall management of the Fund. The Advisor reviews the portfolio of securities and investments in the Fund, and advises and assists the Fund in the selection, acquisition, holding or disposal of securities and makes recommendations with respect to other aspects and affairs of the Fund. The Adviser is also responsible for placing orders for the purchase and sale of the Fund’s investments directly with the issuers or with brokers or dealers selected by the Adviser. See “Brokerage Allocation and Other Portfolio Transactions” in this Statement of Additional Information. Additional information about the services provided by the Adviser to the Fund is described under “Management of the Fund” in the Fund’s prospectus.

Management of the Investment Adviser

Val E. Jensen, Gary W. Hibler, Robert F. Zagunis and Robert G. Millen are officers and/or directors of the Adviser. See “Management of the Fund” in this Statement of Additional Information for information about them.

Mr. Val Jensen, the Chairman of the Adviser, beneficially owns 28% of the outstanding stock of the Adviser. Accordingly, Mr. Jensen controls the Adviser.

As compensation for its services under the advisory agreement, the Adviser receives a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund. The advisory fees paid to the Adviser for the services provided to the Fund for the past three fiscal years were as follows:

Year Ended May 31,

2003	2002	2001

$4,326,676	$722,103	$186,250

The advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser is not liable for any act or omission in the course of, or in connection with, the rendering of services under the advisory agreement. The advisory agreement does not restrict the ability of the Adviser to act as investment adviser for any other person, firm or corporation, and the Adviser advises other individual and institutional investors. The Adviser does not advise any other mutual fund.

The advisory agreement continues in effect from year-to-year, if such continuance is approved annually by (1) the Board of Directors of the Fund, or (2) a vote of the majority of the outstanding voting shares of the Fund. In either event, continuance must also be approved by a majority of the Independent Directors of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval.

In renewing the advisory agreement on behalf of the Fund, at a meeting of the Board of Directors on July 14, 2003, the Board of Directors, including the Independent Directors, took into consideration several factors, including:

(a)	the nature and quality of the services provided by the Adviser to the Fund;
(b)	the appropriateness of the fees paid by the Fund to the Adviser;
(c)	the level of Fund expenses;
(d)	the reasonableness of the potential profitability of the advisory agreement to the Adviser;
(e)	the performance of the Fund during the past fiscal year; and
(f)	the nature of the Fund’s investments.

Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board of Directors noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser’s brokerage practices were reasonably efficient.

In considering whether to renew the advisory agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above the Directors and Independent Directors concluded that the advisory agreement was fair, reasonable and in the best interest of shareholders, and that it should be renewed and approved.

The advisory agreement is terminable without penalty on not less than 60 days’ written notice by the Board of Directors of the Fund, by vote of the majority of the outstanding voting shares of the Fund, or upon not less than 60 days’ written notice by the Adviser. The advisory agreement terminates automatically upon assignment as defined in the 1940 Act. In addition, the advisory agreement provides that, in the event of a material change in the management or ownership of the Adviser, whether caused by death, disability or other reason, the Fund’s Board of Directors is required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. In such event, the advisory agreement may be terminated without any prior notice.

The advisory agreement reserves to the Adviser the right to grant the use of a name similar to the Fund’s name to another investment company or business enterprise without approval of the Fund’s shareholders and reserves the right of the Adviser to withdraw from the Fund the use of the Fund’s name. However, if the Adviser chooses to withdraw from the Fund the use of the Fund’s name, at the time of such withdrawal, the Adviser would have to submit to the Fund’s shareholders the question of whether they wish to continue the advisory agreement.

As used in this Statement of Additional Information and in the Fund’s prospectus, when referring to approval of the advisory agreement to be obtained from shareholders of the Fund, the term “majority” means the vote, at any meeting of the shareholders, of the lesser of:

(1)	67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy, or

(2)	more than 50% of the Fund’s outstanding shares.

Administrator

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Fund’s administrator, performs administrative functions for the Fund in addition to services it provides as the Fund’s transfer agent and dividend disbursing agent. The administrative duties it performs include:

•    compiling data for the Fund

•    assisting in updating the Fund’s prospectus, Statement of Additional Information, proxy statements, if any, and notices to the Securities and Exchange Commission (“SEC”) required pursuant to Rule 24f-2 under the 1940 Act

•    preparing Semi-annual Reports on Form N-SAR

•    preparing and filing all federal and state tax returns and required tax filings, other than those required to be made by the Fund’s custodian and transfer agent

•    preparing compliance filings pursuant to state securities laws

•    preparing financial statements for the Fund’s Annual and Semi-annual Reports to Shareholders with the advice of the Fund’s independent auditors, as needed, and assisting in editing these reports if requested by the Adviser

•    monitoring the Fund’s expense accruals

•    monitoring the Fund’s status as a regulated investment company under Subchapter M of the Code

•    maintaining the Fund’s fidelity bond as required by the 1940 Act

•    periodically monitoring the Fund’s compliance with the 1940 Act and the investment limitations of the Fund as set forth in the Fund’s prospectus and

•    generally assisting in the Fund’s administrative operations.

For these services, the administrator receives a monthly fee equal ranging from 0.055% to 0.075% on an annual basis with breakpoints at different asset levels. The administrative fees paid to U.S. Bancorp Fund Services, LLC for the services provided to the Fund for the past three fiscal years were as follows:

Year Ended May 31,

2003	2002	2001

$330,591	$77,334	$27,985

The administrator is relieved of liability to the Fund for any act or omission in the course of its performance under the administration agreement, so long as the administrator acts in good faith and is not negligent or guilty of any willful misconduct. The administration agreement continues in effect from year-to-year. The agreement, however, may be terminated by the Fund or by the administrator without penalty after at least 90 days’ written notice.

Custodian, Transfer Agent and Dividend Disbursing Agent

U.S. Bank, N.A. serves as the custodian of the Fund’s cash and securities, and U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent and dividend disbursing agent. The transfer agent processes requests for the purchase or redemption of the Fund’s shares, sends statements of ownership to shareholders, and performs other administrative duties on behalf of the Fund. The transfer agent does not play any role in establishing the investment policies of the Fund or in determining which securities are to be purchased or sold by the Fund. All fees and expenses of the transfer agent are paid by the Fund. For its custodial services to the Fund, the custodian receives monthly fees based upon the Fund’s month-end, aggregate NAV, plus certain charges for securities transactions. For its services as transfer agent and dividend disbursing agent, the transfer agent receives fees from the Fund based upon the number of shareholder accounts maintained and the number of transactions effected. The transfer agent is also reimbursed by the Fund for out-of-pocket expenses.

DISTRIBUTION OF FUND SHARES
Distributor

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is the distributor of the Funds’ shares pursuant to a Distributor Agreement dated March 12, 2001, which was last re-approved on July 14, 2003. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

Distribution and Shareholder Servicing Plans

As noted in the Fund’s prospectus, t he Fund has adopted an Amended and Restated Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the “12b-1 Plan”) on behalf of Classes J and R. The 12b-1 Plan was unanimously re-approved by the Fund’s Board of Directors on May 12, 2003 and by a vote of a majority of outstanding shares of the Fund on July 14, 2003. Under the 12b-1 Plan, Classes J and R may pay to the Distributor or other qualified recipient up to an annual rate as follows:

Class	Maximum Fee under 12b-1 Plan (as a % of average daily net assets)

Class J	0.25%
Class R	0.50%

The 12b-1 Plan is a “reimbursement” plan that provides each class the ability to use Fund assets to pay the Distributor and other qualified recipients (e.g. securities dealers, financial institutions and other industry professionals) to finance any activity that is principally intended to result in the sale of the Fund’s shares subject to the Plan or to provide certain shareholder services.

Activities covered by the 12b-1 Plan include:

•    the advertising and marketing of shares of each Class of the Fund;
•    preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and
•    implementing and operating the 12b-1 Plan.
•    providing shareholder services and maintenance of shareholder accounts on behalf of shareholders by qualified recipients.

The 12b-1  Plan must be renewed annually by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the 12b-1  Plan, cast in person at a meeting called for that purpose. It is also required that the Independent Directors select and nominate other Independent Directors.

The 12b-1  Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s outstanding shares. All material amendments to the 12b-1  Plan or any related agreements must be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors, at least quarterly, on the amounts and purpose of any payment made under the 12b-1  Plan. The Distributor is also required to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Directors to make an informed determination of whether the Plan should be continued.

With the exception of the Adviser and the Distributor, no “interested person” of the Fund, as defined in the 1940 Act, and no Independent Director of the Fund has or had a direct or indirect financial interest in the Plan or any related argument.

For the fiscal period ended May 31, 2003, Class J shares of the Fund paid the following amounts under the previous Distribution Plan:

Expenses	12b-1 Expenses Paid

Advertising	None
Printing/Postage	$65,685
Payment to distributor	$86,695
Compensation to dealers	$670,364
Marketing (paid to Adviser)	$42,591

Total	$865,335

Shareholder Servicing Plan

On May 12, 2003, the Fund adopted a Shareholder Servicing Plan for the Class I shares to pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of Class I shares’ average daily net assets. The Class is responsible for paying a portion of shareholder servicing fees to various shareholder servicing agents which have written shareholder servicing agreements with the Fund and which perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Class I shareholders.

During the fiscal year ended May 31, 2003, Class J shares of the Fund paid the Adviser $229,082 from the shareholder servicing plan that was in effect during the period. This plan was terminated on July 14, 2003 concurrent with the receipt of shareholder approval of the Distribution and Shareholder Servicing Plan on behalf of the Class J shares.

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics govern the personal securities transactions of directors, officers, managers, members, and employees who may have access to current trading information of the Fund. These Codes of Ethics permit such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

Proxy Voting Guidelines

The Adviser provides a voice on behalf of shareholders of the Fund. The Adviser views the proxy voting process as an integral part of the relationship with the Fund. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Directors. The Fund’s proxy voting policies are summarized below.

Policies of the Fund’s Investment Adviser
It is the Adviser’s policy to vote all proxies received by the Fund within 10 days of receipt. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest
The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will take one of the following steps to resolve the conflict:
1.  Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;
2.  Disclose the conflict to the Independent Directors of the Fund and obtain their direction on how to vote the proxy; or
3.  Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event of a conflict between the interests of the Adviser and the Fund, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction on how to vote the proxy. The Board has delegated this authority to the independent directors, and the proxy voting direction in such a case shall be determined by a majority of the independent directors.

More Information
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 1-800-221-4384 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-800-221-4384 and will be sent within three business days of receipt of a request.

Anti-Money Laundering Program
The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

BROKERAGE ALLOCATION AND OTHER PORTFOLIO TRANSACTIONS

General Considerations

The Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. When placing purchase and sale orders, the Adviser’s primary objective is to obtain the best net results for the Fund, taking into account all factors it deems relevant, including

•    price (including the applicable brokerage commission or dealer spread) and the size of the transaction
•    the nature of the market for the security
•    the difficulty of execution
•    the timing of the transaction taking into account market prices and trends
•    the reputation, experience and financial stability of the broker involved and
•    the quality of service rendered by the broker in other transactions.

The Fund has no pre-existing obligations to deal with any broker or group of brokers in the execution of portfolio transactions. However, the Adviser has selected a broker through which most of its transactions are effected. To the knowledge of the Fund’s management, no director or officer of the Fund has any material direct or indirect interest in any broker that will effect the Fund’s portfolio transactions. The Fund paid the following amounts in brokerage commissions during the past three fiscal years:

Year Ended May 31,

2003	2002	2001

$258,660	$150,943	$7,538

The Fund’s investment philosophy generally results in a low portfolio turnover rate due to the relatively few portfolio transactions during any period, other than those required by the purchase or sale of Fund shares.

Although the Adviser may place brokerage business with firms that provide research, market and statistical services to the Adviser, the Fund will not pay any of those brokers any amount of commission for effecting a securities transaction that exceeds the normal commission the broker would have received if those research services had not been provided. Similarly, the Fund will not “pay-up” for research services in principal transactions. In other words, the Adviser does not engage in any “soft-dollar” arrangements.

Even though investment decisions for the Fund are made independently from those of other accounts managed by the Adviser, securities of the same issuer may be purchased, held or sold by the Fund and the other accounts, because the same security may be suitable for all of them. When the Fund and such other accounts are simultaneously engaged in the purchase or sale of the same security, efforts will be made to allocate price and amounts in an equitable manner. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In other cases, the Adviser believes that coordination and the ability to participate in larger transactions will be beneficial to the Fund.

Capital Stock

The Fund was incorporated under Oregon law on April 17, 1992. The Fund has an authorized capital of 5,000,000,000 shares of Common Stock. The Fund offers Class J, Class I and Class R shares pursuant to a Rule 18f-3 Plan (the “Plan”) adopted by the Board of Directors in accordance with the 1940 Act. Shares of each class represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except: (1) each class has a different designation, (2) each class of shares bears any expenses attributable to a class as set forth in the Plan and the relevant Prospectus, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution and service plan adopted under Rule 12b-1, if any, and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The differences among the classes are subject to changes by action of the Fund’s Board of Directors and to the extent permitted by the 1940 Act and the Fund’s articles of incorporation and bylaws. All issued and outstanding shares of the Fund are fully paid and nonassessable. None of the shares has any preemptive rights. Fractional shares have the same rights proportionately as full shares. The Fund’s shares do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Information concerning the purchase and redemption of the Fund’s shares is set forth under “How to Buy Fund Shares” and “How to Redeem Fund Shares” in the Fund’s prospectus.

Purchases and Redemptions

Shares are directly sold by the Fund on a continuous basis. Shares may also be purchased or sold through certain broker-dealers, financial institutions or other service providers, as described in the Fund’s prospectus. The Fund does not charge any sales load or commission in connection with the purchase of shares.

Although the Fund and Adviser have established a minimum investment amount of $2,500 for Class J shares and Class R shares and $1 million for Class I shares, the Fund, in its sole discretion, may approve smaller amounts for certain investors.

The Fund reserves the right to suspend or postpone redemptions during any period when:

(1)	trading on the New York Stock Exchange (the “NYSE”) is closed for other than customary weekend and holiday closing, or restricted as determined by the SEC

(2)	the SEC has by order permitted the Fund to suspend redemptions or

(3)	an emergency exists, as determined by the SEC, which makes the disposal of the Fund’s portfolio securities or a determination of the net asset value of the Fund’s shares not reasonably practicable.

    The Fund may institute a policy that requires the automatic redemption of Fund shares if a shareholder’s account balance drops below a certain amount as a result of redemptions by the shareholder. If an automatic redemption policy is adopted, the Fund may not cause a redemption to occur if the decrease in a shareholder’s account balance was caused by any reason other than a shareholder’s redemption of Fund shares. As of the date of this Statement of Additional Information, the Fund has not adopted a policy imposing the automatic redemption of a shareholder’s account if it falls below a certain amount. Authorization for adopting and implementing such a policy rests with the Fund’s Board of Directors if the Board determines that an automatic redemption policy is in the best interests of the Fund and its shareholders.

    None of the Fund, the Adviser or the transfer agent will be liable for any loss or expense of effecting redemptions upon any instructions believed by them to be genuine and in accordance with the procedures described in the Fund’s prospectus.

Conversion Privileges

Shareholders of Class J shares have the privilege of having their shares converted to Class I and Class R shares provided that immediately after the conversion, the Class J shareholder meets the then applicable eligibility requirements for Class I or Class R shares.

Pricing of Fund Shares

As indicated in the Fund’s prospectus, the Fund’s net asset value (“NAV”) per share is determined as of the close of business on the NYSE (currently, 4 p.m. Eastern time) on each day the NYSE is open for trading. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily as is practicable. Dividends receivable are treated as assets from the date on which securities go ex-dividend and interest on bonds or other interest-bearing securities is accrued daily.

Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price or official closing price on the day the securities are valued or, if there has been no sale on that day, at the last available bid price. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at their current bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Adviser by or under the direction of the Fund’s Board of Directors. Notwithstanding the above procedures, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

An example of how the Class J shares of the Fund calculated its total offering price per share as of May 31, 2003 is as follows:

Net Assets	=	Net Asset Value Per Share

Shares Outstanding

$1,453,069,287	=	$20.80

69,854,139

TAXATION OF THE FUND

The Fund expects to qualify continuously as a regulated investment company under Part I of Subchapter M of the Code. To qualify as a regulated investment company, the Fund must satisfy a gross income test and certain diversification tests. Generally, shareholders of the Fund will be subject to federal income tax with respect to distributions from the Fund. As a regulated investment company, the Fund will generally not be subject to federal income tax to the extent the Fund distributes its net investment income and net capital gain to shareholders.

Tax Status of the Fund

To qualify as a regulated investment company for any taxable year, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gain from sale or other disposition of stock or securities, and certain other types of income; and (b) diversify its holdings so that, at the end of each fiscal quarter: (i) the Fund holds cash, government securities and securities of other regulated investment companies and other securities that represent at least 50% of the value of all Fund assets, (ii) the other securities of any one issuer constitute no more than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of the issuer, and (iii) no more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund “controls” within the meaning of Section 851 of the Code and that meet certain other criteria. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

Generally, to be eligible for tax treatment as a conduit of income, the Fund must distribute at least 90% of its “investment company taxable income” which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss, computed without any deduction for dividends paid.

A regulated investment company, such as the Fund, that meets the requirements described above is taxed on its investment company taxable income, to the extent such income is not distributed to the shareholders of the Fund. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate rates.

If the Fund retains any net long-term capital gain in excess of net short-term capital loss and pays federal income tax on such excess, it may elect to treat such capital gain as having been distributed to shareholders. If the Fund elects this treatment, shareholders

•    will be taxed on such amounts as long-term capital gain
•    may claim their proportionate share of the federal income tax paid by the Fund on such gain as a credit against their own federal income tax liabilities, and
•    generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

The Fund may be liable for a special tax if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

If the Fund were unable to continue to qualify as a regulated investment company for any reason, it would become liable for federal income tax on its net income (and, possibly, other taxes) for the taxable year or years in which it fails to qualify. Moreover, except to the extent that certain dividend distributions to individuals occurring in 2003 and later are taxable at long-term capital gain rates, distributions to shareholders for such period(s) would be treated as dividends taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits even though all or part of such distributions might have qualified for treatment as long-term capital gain to shareholders had the Fund continued to qualify as a regulated investment company. In addition, to requalify as a regulated investment company, the Fund would be required to distribute all of its earnings for the period(s) during which it did not so qualify and, in some circumstances, the Fund might be required to recognize gain and pay tax on the net appreciation in its portfolio as of the time immediately before it requalifies as a regulated investment company.

There can be no assurance that the requirements for regulated investment company treatment will be met by the Fund in all possible circumstances.

Taxation of Fund Distributions

As a result of the recent federal tax legislation, qualifying distributions occurring in 2003 and later paid out of the Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income and short-term capital gain. Because a portion of the Fund’s income may consist of dividends paid by U.S. corporations, a portion of the distributions paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of such shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. The Code contains special rules on the computation of a shareholder’s holding period for this purpose. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

Distributions will be taxable as described above, whether paid in shares or in cash. Each distribution will be accompanied by a brief explanation of the form and character of the distribution. Shareholders will be notified annually as to the federal income tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the NAV of the shares received.

A distribution may be taxable to a shareholder even if the distribution reduces the NAV of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This is more likely when shares are purchased shortly before an annual distribution of capital gain or other earnings.

Other Tax Considerations

Generally, the Fund must obtain from each shareholder a certification of the shareholder’s taxpayer identification number and certain other information. The Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold a percentage of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service for credit toward the shareholder’s federal income taxes. A shareholder’s failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder’s account, which may then be closed. Any such closure of the account may result in a capital gain or loss to the shareholder.

If the Fund declares a dividend in October, November or December payable to the shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income. The limit on miscellaneous itemized deductions does not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.” The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

A redemption of shares of the Fund may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder’s adjusted basis for the redeemed shares.

Additional Information

The foregoing summary and the summary included in the prospectus under “Dividends, Distributions and Taxes” of the tax consequences of an investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which these summaries are based are subject to prospective or retroactive change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund should consult their own tax advisers regarding federal, state or local tax matters.

PERFORMANCE INFORMATION

The Fund’s prospectus contains a brief description of how the Fund’s total return is calculated. Total return is the total of all income (less expenses) and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price.

Because performance comparisons are almost universally offered by the mutual fund industry, from time to time the Fund will discuss its total return performance figures in advertisements or marketing materials. The Fund’s total return performance figures may appear alone, or in relation to recognized common stock indexes such as the Dow Jones Industrial Average or the S&P 500 Stock Index, or in relation to performance ratings published by recognized mutual fund statistical services such as Lipper Inc., or by publications such as Forbes or The Economist magazines.

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis (net of any fee waivers or expense reimbursements), and assume that all dividends and distributions are reinvested when paid. Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through May 31, 1997. Accordingly, the Fund’s return figures for this period are higher than they would have been had such fees and expenses not been waived or reimbursed.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the period on which the calculations are based. Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.

Average Annual Total Returns (Before Taxes)

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

P(1 + T) n  = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

The Fund’s average annual total return for Class J shares before taxes for one year, five years and ten years is shown below.

Year Ended May 31, 2003

One Year	Five Years	Ten Years

-7.17%	7.46%	10.94%

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) for Class J shares are calculated according to the following formula:

P(1 + T) n  = ATV D

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ATV D	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption

The Fund’s average annual total return (after taxes on distributions) for Class J shares for one year, five years and ten years is shown below.

Year Ended May 31, 2003

One Year	Five Years	Ten Years

-7.33%	6.76%	10.24%

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemptions) for Class J shares are calculated according to the following formula:

P(1 + T) n  = ATV DR

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ATV DR	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

The Fund’s average annual total return (after taxes on distributions and redemption) for Class J shares for one year, five years and ten years is shown below.

Year Ended May 31, 2003

One Year	Five Years	Ten Years

-4.41%	6.06%	9.15%

GENERAL INFORMATION

Independent Auditors

PricewaterhouseCoopers LLP, Portland, Oregon, 1300 SW Fifth Avenue, Suite 3100, Portland, Oregon 97201-5687 has been selected as independent auditors for the Fund for its fiscal year ending May 31, 2004. In addition to reporting annually on the financial statements of the Fund, the Fund’s auditors will review certain of the Fund’s filings that are filed with the SEC.

Limitation of Director Liability

The Fund’s Articles of Incorporation and Bylaws include provisions that limit the personal liability of the Fund’s directors to the Fund or its shareholders for monetary damages for conduct as a director. The provisions eliminate such liability to the fullest extent permitted by law. Oregon law permits elimination of such liability, except in the following cases: (i) any breach of the director’s duty of loyalty to the Fund or its shareholders; (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law; (iii) any unlawful distribution, as defined by Oregon law; or (iv) any transaction from which the director derived an improper personal benefit. The general effect of the provisions is to eliminate monetary damages as one of the remedies available to shareholders for enforcement of a director’s duty of care.

Registration Statement

This Statement of Additional Information and the Fund’s prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the shares offered hereby. Certain portions of the Registration Statement have been omitted from the prospectus and Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the Registration Statement, including exhibits, and each such statement is qualified in all respects by this reference.

Financial Statements

The audited financial statements of the Fund for the fiscal year ended May 31, 2003 and the report of the Fund’s independent auditors in connection therewith, are included in the Fund’s 2003 Annual Report to Shareholders, as filed with the Securities and Exchange Commission on Form N-CSR, which is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report to Shareholders may be obtained from the Fund upon request and without charge.

APPENDIX A

COMMERCIAL PAPER RATINGS

Prime 1 (P-1) and A-1 are the highest commercial paper ratings issued by Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), respectively.

Description of Moody’s Commercial Paper Ratings

Issuers within the Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of certain factors. Among the factors considered by Moody’s in assigning ratings are the following:

(1)     evaluation of the management of the issuer
(2)     economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas
(3)     evaluation of the issuer’s products in relation to competition and customer acceptance;
(4)     liquidity
(5)     amount and quality of long-term debt
(6)     trend of earnings over a period of ten years
(7)     financial strength of a parent company and the relationships which exist with the issuer and
(8)     recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet obligations.

Description of S&P’s Commercial Paper Ratings

Commercial paper rated A by S&P has the following characteristics:

(1)    liquidity ratios are adequate to meet cash requirements
(2)    long-term senior debt should be rated A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB
(3)    the issuer has access to at least two additional channels of borrowing
(4)    basic earnings and cash flow have an upward trend with allowance made for unusual circumstances
(5)    typically, the issuer’s industry should be well established and the issuer should have a strong position in the industry, and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by the use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

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